                                                                     Exhibit 4.3


                                MONSANTO COMPANY

                          $500,000,000 Notes due 2001
                          $600,000,000 Notes due 2005
                          $200,000,000 Notes due 2008
                        $500,000,000 Debentures due 2018
                        $700,000,000 Debentures due 2028

                         REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                December 9, 1998


Salomon Smith Barney Inc.
Goldman, Sachs & Co.
c/o Salomon Smith Barney Inc.
    Seven World Trade Center
    New York, New York 10048

Ladies and Gentlemen:

         Monsanto Company, a Delaware corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to Salomon Smith Barney Inc., Goldman, Sachs & Co. and the other purchasers listed in Schedule I to the Purchase Agreement (the "Purchase Agreement") dated December 4, 1998 (collectively, the "Initial Purchasers"), upon the terms set forth in the Purchase Agreement, $500,000,000 principal amount of its 5.375% Notes due 2001, $600,000,000 principal amount of its 5.750% Notes due 2005, $200,000,000 principal amount of its 5.875% Notes due 2008, $500,000,000 principal amount of its 6.500% Debentures due 2018 and $700,000,000 principal amount of its 6.600% Debentures due 2028 (each, a "Series of Offered Debt Securities" and, collectively, the "Offered Debt Securities"). The Offered Debt Securities will be issued under a Indenture dated as of December 1, 1998 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time (each of the foregoing a "Holder" and together the "Holders") of the Offered Debt Securities or the Exchange Debt Securities (as defined herein), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:


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         "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" shall have the same meaning given to that term in Rule 405 of the Act of any successor rule thereunder.

         "Commission" means the Securities and Exchange Commission.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Debt Securities" means the five Series of Exchange Debt Securities, collectively.

         "Exchange Debt Securities Indenture" means an indenture between the Company and the Exchange Debt Securities Trustee, identical in all material respects to the Indenture.

         "Exchange Debt Securities Trustee" means The Bank of New York, as Trustee, or another bank or trust company reasonably satisfactory to the Initial Purchasers, as trustee with respect to the Exchange Debt Securities under the Exchange Debt Securities Indenture.

         "Exchange Offer Registration Period" means the 180-day period following the issuance of the Exchange Debt Securities, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

         "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchanging Dealer" means any Holder (which may include any Initial Purchaser) which is a broker-dealer electing to exchange Offered Debt Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Debt Securities.

         "Final Offering Memorandum" shall have the meaning set forth in the Purchase Agreement.

         "Holder" has the meaning set forth in the preamble hereto.


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

         "Indenture" has the meaning set forth in the preamble hereto.

         "Initial Placement" has the meaning set forth in the preamble hereto.

         "Letter of Transmittal" has the meaning set forth in Section 2(c) hereof.

         "Liquidated Damages" has the meaning set forth in Section 7(a) hereof.

         "Majority Holders" means the Holders of a majority of the aggregate principal amount of securities registered under a Registration Statement.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

         "Offered Debt Securities" has the meaning set forth in the preamble hereto.

         "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Offered Debt Securities or the Exchange Debt Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

         "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, with respect to each Series of Offered Debt Securities, a like principal amount of the corresponding Series of Exchange Debt Securities, in exchange for the Offered Debt Securities.

         "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Offered Debt Securities or the Exchange Debt Securities pursuant to the provisions of this Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Series of Offered Debt Securities" has the meaning set forth in the preamble hereto.

         "Series of Exchange Debt Securities" means, in respect of each Series of Offered Debt Securities, a like principal amount of debt securities of the Company identical in all


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respects to, and entitled to substantially the same benefits of, such Series of
Offered Debt Securities.

         "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

         "Shelf Registration Event" has the meaning set forth in Section 3 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

         "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Offered Debt Securities or the Exchange Debt Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Special Counsel" means Mayer, Brown & Platt or such other single counsel as shall be specified by the Majority Holders of securities included in the relevant Registration Statement, the fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.

         "Time of Delivery" has the meaning set forth in the Purchase Agreement.

         "Trustee" has the meaning set forth in the preamble hereto.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Underwriter" means any underwriter of Offered Debt Securities or Exchange Debt Securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Registered Exchange Offers; Resales of Exchange Debt Securities by Exchanging Dealers. (a) The Company shall prepare and file with the Commission the Exchange Offer Registration Statement. The Company shall use its reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 180 days of the Time of Delivery.

         (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offers, it being the objective of such Registered Exchange Offers to enable each Holder electing to exchange Offered Debt Securities for Exchange Debt Securities (assuming that such Holder is not an Affiliate of the Company, acquires the Exchange Debt Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution (within the meaning of the Act) of the Exchange Debt Securities) to transfer such Exchange Debt Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial portion of the several states of the United States.

         (c) In connection with the Registered Exchange Offers, the Company shall:


                (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents ("Letter of Transmittal");

                (ii) keep the Registered Exchange Offers open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                (iii) utilize the services of a depositary for the Registered Exchange Offers with an address in the Borough of Manhattan, The City of New York; and

                (iv)   comply in all material respects with all applicable laws.

         (d) As soon as practicable after the close of each of the Registered Exchange Offers, the Company shall:

                (i) accept for exchange all Offered Debt Securities validly tendered and not withdrawn pursuant to the applicable Registered Exchange Offer;

                (ii) deliver to the Trustee for cancellation all Offered Debt Securities so accepted for exchange; and

                (iii) cause the Exchange Debt Securities Trustee promptly to authenticate and deliver to each Holder of tendered Offered Debt Securities, Exchange Debt Securities of the appropriate series equal in principal amount to the Offered Debt Securities of such Holder so accepted for exchange therefor.

         (e) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Debt Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offers in exchange for Offered Debt Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:


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                (i)    include the information set forth in Annex A hereto on
         the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offers, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in each Letter of Transmittal delivered pursuant to each Registered Exchange Offer; and

                (ii) use its reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus forming a part thereof by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offers, as contemplated by Section 4(h) below.

         (f) In the event that the Initial Purchasers determine that they are not eligible to participate in the Registered Exchange Offers with respect to the exchange of Offered Debt Securities constituting any portion of their initial unsold allotment, at the request of the Initial Purchasers, the Company shall issue and deliver to the Initial Purchasers, in exchange for such Offered Debt Securities, a like principal amount of Exchange Debt Securities (provided that such Exchange Debt Securities shall include legends with respect to restrictions on transfer), and the Company shall, starting on the date of effectiveness of the Exchange Offer Registration Statement and ending on the close of business on the 180th day following such date, make available as many copies of the Exchange Offer Registration Statement prospectus, as amended or supplemented, as reasonably requested by the Initial Purchasers. The Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number(s) for such securities as for the corresponding Series of Exchange Debt Securities issued pursuant to the Registered Exchange Offers. The Initial Purchasers agree to promptly notify the Company in writing following the resale of their initial allotment of Offered Debt Securities.

         3. Shelf Registration. If, (i) because of any change in law or in currently prevailing interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offers as contemplated by Section 2 hereof, or
(ii) for any other reason the Registered Exchange Offers are not consummated within 225 days of the Time of Delivery, or (iii) in the case of any Holder that participates in any of the Registered Exchange Offers, such Holder does not receive applicable freely tradeable Exchange Debt Securities on the date of the exchange (other than due solely to the status of such Holder as an Affiliate of the Company or as a broker-dealer) (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Debt Securities acquired in exchange for such Offered Debt Securities shall result in such Exchange Debt Securities being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Debt Securities acquired in the Registered Exchange Offers in exchange for Offered Debt Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Debt Securities being not "freely tradeable") (the events described in clauses (i), (ii) and (iii) of this paragraph are each referred to herein as a "Shelf Registration Event"), the following provisions shall apply:

         (a) The Company shall promptly deliver to the applicable Holders written notice of a Shelf Registration Event and, as promptly as practicable, file with the Commission and thereafter use its reasonable efforts to cause to be declared effective under the Act, a Shelf Registration Statement relating to the offer and sale of the applicable Offered Debt Securities or the applicable Exchange Debt Securities, as the case may be, by the applicable Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that with respect to Exchange Debt Securities received by the Initial Purchasers in exchange for Offered Debt Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

         (b) The Company shall use its reasonable efforts to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by such Holders for a period of two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or such shorter period that will terminate when all the Offered Debt Securities or Exchange Debt Securities, as applicable, covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

         4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent specified, any Exchange Offer Registration Statement, the following provisions shall apply:

         (a) The Company shall furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and the Company shall, if reasonably requested, promptly incorporate in such Registration Statement, such information and comments as the Initial Purchasers reasonably agree with the Company and its counsel should be included therein provided that the Company shall not be required to take any action under this Section 4(a) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.


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

         (b) The Company shall ensure that, subject to Section 4(k), (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, during the period when delivery thereof is required, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         (c)(1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby and, if requested by you or any such Holder, confirm such advice in writing:

                (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective; and

                (ii) of any request by the Commission for amendments or supplements to a Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

                (i) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                (iii)  of the suspension of the use of a Prospectus.


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

         (d) Subject to Section 4(k), the Company shall use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness or use of any Registration Statement at the earliest possible time.

         (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

         (f) Subject to Section 4(k), the Company shall, during the Shelf Registration Period, as promptly as is reasonably practicable deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

         (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

         (h) Subject to Section 4(k), the Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Debt Securities received by it pursuant to the Registered Exchange Offer; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by any such Exchanging Dealer, as aforesaid.

         (i) Prior to the Registered Exchange Offers or the effectiveness of a Registration Statement, the Company shall, if required by applicable law, register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the securities covered by such Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4(i), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any jurisdiction where it is not otherwise subject.

         (j) Unless the applicable securities shall be in book-entry only form, the Company shall cooperate with the Holders of Offered Debt Securities to facilitate the timely preparation and delivery of certificates representing Offered Debt Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Offered Debt Securities pursuant to such Registration Statement.

         (k)    Upon the occurrence of any event contemplated by paragraphs
(c)(1)(ii), (c)(2)(i) or (c)(2)(iii) above, the Company agrees to notify the Initial Purchasers, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, to suspend use of the Prospectus and the Company shall prepare, using its reasonable efforts to do so as soon as possible, a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Initial Purchasers, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, shall suspend use of such Prospectus until the Company has amended or supplemented such Prospectus so that such Prospectus does not contain any such untrue statement or omission.

         (l) The Company shall use its reasonable efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to any Series of Offered Debt Securities, any designation indicating that such Offered Debt Securities are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to such Offered Debt Securities. In the event the Company is unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as the Initial Purchasers may reasonably request to provide, as soon as practicable, a CUSIP number for each Series of Offered Debt Securities registered under such Registration Statement and to cause such CUSIP numbers to be assigned to such Offered Debt Securities (or to the maximum aggregate principal amount of such Offered Debt Securities to which such number(s) may be assigned). Upon compliance with the foregoing requirements of this Section 4(1), the Company shall provide the

Trustee with printed certificates for each Series of Offered Debt Securities, in a form eligible for deposit with DTC.

         (m) The Company shall use its reasonable efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

         (n) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such securities by such Holder as the Company may from time to time reasonably require for inclusion in such Registration Statement and securities of a Holder that does not provide information necessary for inclusion in such Registration Statement may be omitted from any Shelf Registration Statement.

         (o) The Company shall, if reasonably requested, and in no event more than three times, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Holders of a majority in aggregate principal amount of each Series of Offered Debt Securities reasonably agree with the Company and its counsel should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment provided that the Company shall not be required to take any action under this Section 4(o) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.

         (p) In the case of any Shelf Registration Statement, the Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate and reasonably required actions in connection therewith in order to expedite or facilitate the registration or the disposition of the applicable Offered Debt Securities or the applicable Exchange Debt Securities, as the case may be, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of each applicable Series of Offered Debt Securities and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

         (q) In the case of any Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, subject to their acceptance of the provisions of this Section 4(q), any underwriter participating in any distribution pursuant to such Registration Statement, and any Special Counsel, accountant or other agent retained by such Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by such Holders or any such underwriter, Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders and any such underwriter, Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or as required by law after notice has been given to the Company of such pending disclosure and a reasonable opportunity has been provided, whenever reasonably possible, for the Company to obtain an appropriate protective order for the information to be disclosed, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of such Holders and the other parties entitled thereto by the Special Counsel; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; (iv) obtain opinions of counsel to the Company and updates thereof addressed to each selling Holder and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in secondary offerings; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, or their counsel including those to evidence compliance with Section 4(k) and with conditions customarily contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

         Notwithstanding the foregoing, the Company shall not be required to comply with the foregoing actions set forth in clauses (i) through (vi) above more than twice in connection with an underwritten offering pursuant to a Shelf Registration Statement.

         (r) In the case of any Exchange Offer Registration Statement, if requested by the Initial Purchasers, the Company shall (i) make reasonably available for inspection by the

Initial Purchasers, subject to their acceptance of the provisions of this
Section 4(r), and any Special Counsel, accountant or other agent retained by the Initial Purchasers, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Initial Purchasers or any such Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and
(ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Initial Purchasers and any such Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or as required by law after notice has been given to the Company of such pending disclosure and a reasonable opportunity has been provided, whenever reasonably possible, for the Company to obtain an appropriate protective order for the information to be disclosed, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers and other parties entitled thereto by the Special Counsel and other parties; (iii) make such representations and warranties to the Initial Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; and
(iv) deliver such documents and certificates as may be reasonably requested by the Initial Purchasers or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii) and (iv) of this
Section 4(r) shall be performed, if reasonably requested by the Initial Purchasers, at the closing of each of the Registered Exchange Offers and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

         (s) The Company shall cause the Indenture or the Exchange Debt Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

         5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the applicable Holders for the reasonable fees and disbursements of the Special Counsel designated in connection therewith.

         6.     Indemnification; Contribution.
                -----------------------------

         (a) The Company will indemnify and hold harmless each Holder and each Exchanging Dealer against any losses, claims, damages or liabilities, joint or several, to which such Holder or Exchanging Dealer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder and Exchanging Dealer for any legal or other expenses reasonably incurred by such Holder or Exchanging Dealer in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Holder or Exchanging Dealer expressly for inclusion in the Prospectus; provided further, that if any preliminary Prospectus, any preliminary Prospectus supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities, or any amendment or supplement thereto, contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised preliminary Prospectus, any preliminary Prospectus supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities, or any amendment or supplement thereto, the Company shall not be liable to any Holder or Exchanging Dealer under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Holder or Exchanging Dealer results from the fact that such Holder or Exchanging Dealer sold Offered Debt Securities or Exchange Debt Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of a revised preliminary Prospectus (excluding documents incorporated by reference), preliminary Prospectus supplement (excluding documents incorporated by reference), the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other amended prospectus relating to the Offered Debt Securities or the Exchange Debt Securities (excluding documents incorporated by reference) or any amendment or supplement thereto relating to the Offered Debt Securities or the Exchange Debt Securities (excluding documents incorporated by reference), as the case may be, containing a correction of such alleged misstatement or omission, if the Company has made available copies thereof to such Holder or Exchanging Dealer prior to the confirmation of such sale; and provided, further, that the Company shall not be liable to any Holder or Exchanging Dealer under this subsection (a) to the extent that any such loss, claim, damage or liability of such Holder or Exchanging Dealer results from the use by such Holder or Exchanging Dealer of the Prospectus as amended or supplemented (excluding documents incorporated by reference) or the Prospectus as amended or supplemented as it may be further amended or supplemented (excluding documents incorporated by reference), as the case may be (i) otherwise than in connection with an offer or sale of the Offered Debt Securities or the Exchange Debt Securities, or (ii) at any time nine months or more after the time of issue of the Prospectus as amended or supplemented unless the Company has prior to such use amended or supplemented the Prospectus as amended or supplemented to comply with Section 10(a)(3) of the Act if required pursuant to Section 5(c) hereof and such Holder or Exchanging Dealer uses the Prospectus as amended or supplemented as so further amended or supplemented.

         Each Holder and Exchanging Dealer acknowledges that the indemnity agreement in this subsection (a) does not extend to any liability which such Holder or Exchanging Dealer might have under Section 5(b) of the Act by reason of the fact that such Holder or Exchanging Dealer sold Offered Debt Securities or Exchange Debt Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), as the case may be, if the Company has made available copies thereof to such Holder or Exchanging Dealer.

         For purposes of this subsection (a) the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), shall not be deemed to have been made available to a Holder or Exchanging Dealer until such Holder or Exchanging Dealer has received the same.

         (b) Each Holder and Exchanging Dealer will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the

Prospectus as amended or supplemented and any other prospectus relating to the Offered Debt Securities or the Exchange Debt Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Holder or Exchanging Dealer expressly for inclusion therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

         (c)    Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in Section 8(c) hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof as provided above, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders and Exchanging Dealers on the other from the offering of the Offered Debt Securities or Exchange Debt Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Holders and Exchanging Dealers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Offering Memorandum and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such losses, claims, damages or liabilities. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Offering Memorandum, and benefits received by any other Holders or Exchanging Dealers shall be deemed to be equal to the value of receiving Offered Debt Securities or Exchange Debt Securities, as applicable, registered under the Act. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holders or Exchanging Dealers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders and Exchanging Dealers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Holders and Exchanging Dealers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Holder or Exchanging Dealer shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Offered Debt Securities or Exchange Debt Securities sold pursuant to the Registration Statement exceeds the amount of any damages which such Holder or Exchanging Dealer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders and Exchanging Dealers in this subsection (d) to contribute are several and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of a Holder or Exchanging Dealer and to each person, if any, who controls a Holder or Exchanging Dealer within the meaning of the Act or the Exchange Act; and the obligations of the Holders and Exchanging Dealers under this Section 6 shall be in addition to any liability that the respective Holders and Exchanging Dealers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the

Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

         7. Liquidated Damages Under Certain Circumstances. (a) Liquidated damages ("Liquidated Damages") shall become payable in respect of the Offered Debt Securities as follows if any of the following events occur (each such event in clauses (i) through (iii) below, a "Registration Default"):

                (i) in the event that the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Registered Exchange Offers and the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Time of Delivery;

                (ii) the Registered Exchange Offers are not consummated or the applicable Shelf Registration Statement is not declared effective on or prior to the 225th day following the Time of Delivery; or

                (iii) after a Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement ceases to be effective prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section 7); (B) such Shelf Registration Statement or the related Prospectus ceases to be useable in connection with resales of Offered Debt Securities or Exchange Debt Securities, as the case may be, covered by such Shelf Registration Statement prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section 7) because (1) the Company determines that any event occurs as a result of which the related Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) the Company determines that it shall be necessary to amend such Shelf Registration Statement, or supplement the related Prospectus, to comply with the Act or the Exchange Act or the rules thereunder, or (3) the Company determines that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company.

         Liquidated Damages shall accrue on the applicable Offered Debt Securities or the applicable Exchange Debt Securities, as the case may be, over and above the interest rate set forth in the title to the applicable Offered Debt Securities or the applicable Exchange Debt Securities, as the case may be, following the occurrence of each Registration Default set forth in clauses (i) and (ii) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum; provided, however, that in any case, if one or more Registration Defaults referred to in Section 7(a)(iii) occurs and continues for more than 60 days (whether or not consecutive) in any twelve month period (the 61st day being referred to as the "Default Day") then from the Default Day until the earlier of (i) the date such Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Time of Delivery (or, if Rule 144(k) of the Act is amended to provide a shorter restrictive period, such shorter period) or (iii) the date of which all the Offered Debt Securities are sold pursuant to such Shelf Registration Statement, Liquidated Damages shall accrue at a rate of 0.25% per annum; provided, further, that the aggregate amount of Liquidated Damages payable pursuant to this Section 7 will in no event exceed 0.25% per annum. The Liquidated Damages attributable to each Registration Default referred to in clauses (i) and (ii) above shall cease to accrue from the date of effectiveness of the Exchange Offer Registration Statement after such 180-day period, in the case of clause (i) above, or the consummation of the Registered Exchange Offers or the date of effectiveness of the applicable Shelf Registration Statement after such 225-day period, in the case of clause (ii) above.

         (b) A Registration Default referred to in Section 7(a)(iii) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Company that would need to be described in such Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events.

         (c) Any amounts of Liquidated Damages due pursuant to the foregoing paragraphs will be payable in cash on June 1 and December 1 of each year to the holders of record on the preceding May 15 and November 15, respectively.

         8.     Miscellaneous.
                -------------

         (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Offered Debt Securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of each Series of Offered Debt Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of each Series of

Exchange Debt Securities); provided, however, that, with respect to any matter that affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of the Initial Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Offered Debt Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders of a majority of each Series of Offered Debt Securities, determined on the basis of Offered Debt Securities being sold rather than registered under such Registration Statement.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchasers;

                (ii) if to you, initially at the address set forth in the Purchase Agreement; and

                (iii) if to the Company, initially at the address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received. The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Offered Debt Securities and/or Exchange Debt Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holders of Offered Debt Securities and/or Exchange Debt Securities and any such Holder may enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Offered Debt Securities or Exchange Debt Securities is required hereunder, Offered Debt Securities or Exchange Debt Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Offered Debt Securities or Exchange Debt Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Offered Debt Securities or Exchange Debt Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                       Very truly yours,

                                       MONSANTO COMPANY


                                       By: /s/ Juanita H. Hinshaw
                                           ---------------------------------
                                           Name:  Juanita H. Hinshaw
                                           Title: Vice President & Treasurer


Accepted, December 9, 1998

SALOMON SMITH BARNEY INC.
GOLDMAN, SACHS & CO.

By:  SALOMON SMITH BARNEY INC.


     By: /s/ Michael S. Canmann
         -------------------------
         Name:  Michael S. Canmann
         Title: Vice President

                                                                         ANNEX A

                                    Annex A
                                    -------

         Each broker-dealer that receives Exchange Debt Securities for its own account pursuant to the Exchange Offers must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Debt Securities. Each Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Debt Securities received in exchange for Offered Debt Securities acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, ending on the close of business on the 180th day following the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


                                    Annex B
                                    -------

         Each broker-dealer that receives Exchange Debt Securities for its own account in exchange for Offered Debt Securities, where such Offered Debt Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Debt Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              Plan of Distribution
                              --------------------

         Each broker-dealer that receives Exchange Debt Securities for its own account pursuant to the Exchange Offers must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Debt Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Debt Securities received in exchange for Offered Debt Securities where such Offered Debt Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the applicable Expiration Date and ending on the close of business on the 180th day following such Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

         The Company will not receive any proceeds from any sale of Exchange Debt Securities by broker-dealers. Exchange Debt Securities received by broker-dealers for their own account pursuant to the Exchange Offers may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Debt Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Debt Securities. Any broker-dealer that resells Exchange Debt Securities that were received by it for its own account pursuant to the Exchange Offers and any broker or dealer that participates in a distribution of such Exchange Debt Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Debt Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. Each Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the applicable Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offers other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Offered Debt Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

           [If applicable, add information required by Regulation S-K
                             Items 507 and/or 508.]

                                                                         ANNEX D

                                    Rider A
                                    -------

         CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________



                                    Rider B
                                    -------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Debt Securities. If the undersigned is a broker-dealer that will receive Exchange Debt Securities for its own account in exchange for Offered Debt Securities, it represents that the Offered Debt Securities to be exchanged for Exchange Debt Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debt Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                         ANNEX E

                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                          THE DEPOSITORY TRUST COMPANY

                                MONSANTO COMPANY
                         800 North Lindbergh Boulevard
                              St. Louis, MO 63167
                           __________________, 199__

The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041
Attn: General Counsel's Office

Ladies and Gentlemen:

         We refer to the Letter of Representations, dated December 7, 1998 (the "Letter of Representations"), from Monsanto Company (the "Issuer") and The Bank of New York, as trustee (the "Trustee") to The Depository Trust Company ("DTC") regarding the Issuer's 5.375% Notes due 2001, 5.750% Notes due 2005, 5.875% Notes due 2008, 6.500% Debentures due 2018 and 6.600% Debentures due 2028 (the "Old Securities"). The CUSIP numbers of the Old Securities are 611662 AV 9, 611662 AY 3, 611662 BB 2, 611662 BE 8 and 611662 BH 9, respectively, for qualified institutional buyers, U61166 AB 7,U61166 AC 5, U61166 AD 3, U61166 AE 1 and U61166 AF 8, respectively, for buyers who were sold Old Securities in compliance with Regulation S under the Securities Act of 1933, as amended, and 611662 AW 7, 611662 AZ 0, 611662 BC 0, 611662 BF 3 and 611662 BJ 6,
respectively, for institutional accredited investors. The Issuer and the Trustee hereby agree and notify DTC that as of ________ __, 199__, the Securities and Exchange Commission declared effective a Registration Statement (File No. _____) with respect to an offering of the Issuer's 5.375% Exchange Notes due 2001, 5.750% Exchange Notes due 2005, 5.875% Exchange Notes due 2008, 6.500% Exchange Debentures due 2018 and 6.600% Exchange Debentures due 2028, (the "New Securities") (CUSIP Nos. 611602 AX 5, 611662 BA 4, 611662 BD 0, 611662 BG 1 and
611662 BK 2, respectively) in exchange for the Old Securities. Following the consummation of the exchange offer and the cancellation of the global securities representing the Old Securities, the Issuer and the Trustee agree that, with the exception of the Representations for Rule 144A Securities attached thereto, the Letter of Representations and any applicable riders thereto shall remain in full force and effect with respect to the New Securities.

                                       Very Truly yours,

                                       MONSANTO COMPANY


                                       By:______________________________________

                                          Name:
                                          Title:


                                       THE BANK OF NEW YORK


                                       By:______________________________________
                                          Name:
                                          Title:

Received and Accepted:

THE DEPOSITORY TRUST COMPANY

By:________________________________
   Name:
   Title: